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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 4, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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            Delaware                   1-11758                   36-3145972
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
          incorporation)                                    Identification No.)

          1585 Broadway, New York, New York                       10036
       (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.


As previously disclosed by Morgan Stanley (the "Company") in its Form 8-K dated March 23, 2005, the Company has been reviewing recent developments in the case captioned Coleman (Parent) Holdings, Inc. v. Morgan Stanley & Co. Incorporated (the "Coleman litigation") in order to determine whether it is necessary for the Company to increase its previously announced reserve of $260 million for this litigation. As a result of this review, the Company has determined that it is necessary to increase its reserve with respect to the Coleman litigation by $100 million. This increase will impact the Company's previously-announced preliminary results for the first quarter of 2005 as follows: net income will be reduced to $1,402 million from $1,468 million; earnings per share on a basic and diluted basis will be reduced by $0.06 to $1.31 (basic) and $1.29 (diluted), respectively; return on average common equity will be reduced to 19.7% from 20.7%; and the Company's pre-tax profit margin will be reduced to 30.5% from 32%. The Company intends to file its Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2005, which will contain full financial results for the first quarter of 2005, with the Securities and Exchange Commission on or about April 6, 2005.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MORGAN STANLEY
                                                (Registrant)


                                                By: /s/ Ronald T. Carman
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                                                   Name:  Ronald T. Carman
                                                   Title: Assistant Secretary

Date: April 4, 2005